UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 27, 2015

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 27, 2015, 1st Constitution Bancorp issued a press release announcing a revised payment date of April 6, 2015 for its previously announced 5 percent stock dividend payable to shareholders of record as of the close of business on March 16, 2015.  The change in the payment date of the 5 percent stock dividend to April 6, 2015 from April 3, 2015 is due to the stock markets being closed on April 3, 2015 in acknowledgement of the Good Friday holiday.  A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01.  Financial Statements.

(d)           Exhibits.

99           Press Release of 1st Constitution Bancorp, dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: February 27, 2015	By:	/s/ Stephen J. Gilhooly
Name: Stephen J. Gilhooly
Title: Senior Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release of 1st Constitution Bancorp, dated February 27, 2015